UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2005



                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


               DELAWARE                                000-19300                             36-3449727
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

        1601 NORTH LEWIS AVENUE                                                                 60085
              P.O. BOX 39                                                                    (Zip Code)
          WAUKEGAN, ILLINOIS
    (Address of principal executive
               offices)



       Registrant's telephone number, including area code: (847) 244-6000





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
              ------------------------------------------

         On September 15, 2005, Northern States Financial Corporation's (the "Company") newly formed wholly-owned special purpose finance subsidiary, Northern States Statutory Trust I, a Delaware statutory trust (the "Trust"), issued $10,000,000 of trust preferred securities (the "Capital Securities") in a private placement to an institutional investor pursuant to an applicable exemption from registration. The Capital Securities mature in September 2035, are redeemable at the Company's option beginning after five years, and require quarterly distributions by the Trust to the holder of the Capital Securities, initially at a rate of 5.89% until December 2005, and from December 2005 until September 2010, at a rate equal to the sum of (1) the product of (a) 50% times
(b) three-month LIBOR plus 1.80% plus (2) the product of (a) 50% times (b) 6.186%, and thereafter at a rate equal to three-month LIBOR plus 1.80%. The Company has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with proceeds of $310,000 from the issuance of common securities (the "Common Securities") by the Trust to the Company, were used to purchase $10,310,000 of the Company's floating rate junior subordinated deferrable interest debentures (the "Debentures"), the proceeds of which will be used for general corporate purposes.

         The Debentures were issued pursuant to an indenture dated September 15, 2005, between the Company, as issuer, and Wilmington Trust Company, as trustee (the "Indenture"). Like the Capital Securities, the Debentures bear interest initially at a rate of 5.89% until December 2005, and from December 2005 until September 2010, the sum of (1) the product of (a) 50% times (b) three-month LIBOR plus 1.80% plus (2) the product of (a) 50% times (b) 6.186%, and thereafter at a rate equal to three-month LIBOR plus 1.80%. The interest payments by the Company on the Debentures will be used to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. However, so long as no event of default, as described below, has occurred under the Debentures, the Company may defer interest payments on the Debentures (in which case the Trust will be entitled to defer distributions otherwise due on the Capital Securities) for up to 20 consecutive quarters.

         The Debentures are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated. The Debentures mature on September 15, 2035, but may be redeemed at the Company's option at any time on or after September 15, 2010 or at any time upon certain events, such as a change in the regulatory capital treatment of the Debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events. Except upon the occurrence of the certain events described above prior to September 15, 2010, the Company may redeem the Debentures at their aggregate principal amount, plus accrued interest, if any.

         The Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Debentures upon the occurrence of an event of default. An event of default generally means (1) default in the payment of any interest when due that continues unremedied for a period of 60 days, except in the case of an election by the Company to defer payment of interest for up to 20 consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the Debentures as and when such amount becomes due, including at maturity, (3) a default in the payment of any interest following the deferral of interest payments by the Company for 20 consecutive quarters, (4) a default in the Company's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 60 days, (5) the institution of any bankruptcy or similar proceedings by or against the Company, or (6) the liquidation, dissolution or winding up of the Trust, other than as contemplated in the Indenture.

         The Company also has entered into a Guarantee Agreement pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Debentures from the Company for the purpose of paying those distributions or the principal amount of the Capital Securities.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              ----------------------------------------------------------------
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
------------------------------------------------

         (a) The information set forth in Item 1.01 is incorporated by reference herein.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 15, 2005              NORTHERN STATES FINANCIAL CORPORATION


                                       By:/s/ Thomas M. Nemeth
                                          --------------------------------------
                                              Thomas M. Nemeth
                                              Vice President and Treasurer

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